                                     Chase Manhattan Grantor Trust 1995-B
                                       Statement to Certificateholders
                                                June 15, 1999



                                            DISTRIBUTION IN DOLLARS
           ORIGINAL           PRIOR                                                                      CURRENT
             FACE           PRINCIPAL                                               REALIZED  DEFERRED   PRINCIPAL
  CLASS      VALUE           BALANCE       INTEREST     PRINCIPAL        TOTAL       LOSSES   INTEREST    BALANCE
    A   1,495,963,171.74  103,656,462.44  509,644.27  11,277,311.11  11,786,955.38     0.00    0.00     92,379,151.33
 TOTALS 1,495,963,171.74  103,656,462.44  509,644.27  11,277,311.11  11,786,955.38     0.00    0.00     92,379,151.33


                                                                                               PASS-THROUGH
      FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                RATES
          PRIOR                                    CURRENT                                        CURRENT
        PRINCIPAL                                 PRINCIPAL                               CLASS  PASS-THRU
 CLASS    FACTOR    INTEREST  PRINCIPAL   TOTAL     FACTOR                                          RATE
    A   69.2907850  0.340680  7.538495  7.879175  61.7522898                                A     5.900000 %
 TOTALS 69.2907850  0.340680  7.538495  7.879175  61.7522898


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:


                                 Kimberly Costa
             The Chase Manhattan Bank - Structured Finance Services
                         450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                               Tel: (212) 946-3247
                        Email: kimberly.k.costa@chase.com

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  June 15, 1999

                                            MONTHLY REPORT
                                                 Due Period                  43
                                   Due Period Beginning Date           05/01/99
                                       Due Period End Date             05/31/99
                                        Determination Date             06/10/99

I. Monthly Expense Summary

     A. Servicing Fee Disbursement                                     86,380.39
     B. Cash Collateral Account Expense                                     0.00
     C. Total Expenses Paid (per $1000 of Original Principal
        Amount)                                                           0.0577

II.  Cash Collateral Account Deposit Amount                                 0.00

III. Outstanding Advance Summary
     A. From Prior Period                                           3,756,950.95
     B. From Current Period                                         3,791,961.88
     C. Change in Amount Between Periods (Line B - A)                  35,010.93

IV.  Available Cash Collateral Account Information for Due
     Period
     A. Available Cash Collateral Amount                           11,219,723.79
     B. Available Cash Collateral Amount Percentage                  10.823950 %

V.   Available Cash Collateral Account Information for Next
     Period
     A. Available Cash Collateral Amount                           11,219,723.79
     B. Available Cash Collateral Amount Percentage                  12.145299 %

VI.  Required Cash Collateral Amount
     A. For the Current Collection Period                          11,219,723.79
     B. For the Next Collection Period                             11,219,723.79

VII. Payment Summary for Servicer
     A. Monthly Servicing Fees
        1. Scheduled Monthly Servicing Fee                             86,380.39
     B. Monthly Disbursements to Servicer
        1. Monthly Servicing Fee and Unpaid Servicing Fee              86,380.39
        2. Reimbursed Advance Amount                                  114,072.61
        3. Net Investment Earnings on Certificate Account                   0.00
        4. Total (Lines 1 thru 3)                                     200,453.00
     C. Advance by Servicer                                           149,083.54
     D. Net Disbursement to Seller (Lines B - C)                       51,369.46

VIII. Certificate Account Surplus from Cert Acct to Cash
      Collateral Acct                                                       0.00

IX.   Disbursements on Cash Collateral Loan
      A. Interest Payment on Loan                                           0.00
      B. Fees and Expenses on Loan                                          0.00
      C. Principal Payment on Loan                                          0.00

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  June 15, 1999

X.    Repayment to Seller
      A. From Available Cash Collateral Funds                          43,857.43
      B. From Certificate Account
         1. Excess Funds                                              235,836.27
         2. Certificate Amount Surplus                                      0.00
         3. Excess Amount (Lines 1 - 2)                               235,836.27
      C. Excess Amount Paid Seller (Lines A + B)                      279,693.70

XI.   Recoveries of Defaulted Receivables for Due Period               65,861.01
XII.  Recoveries of Interest Delinquencies for Due Period             114,072.61







[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  June 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

I.   Available Amount in the Certificate Account
     A. Credits
        1. Payments form Obligors Applied to Collection Period
           a. Principal Payments                                   11,092,619.83
           b. Recovery of Advance                                     109,224.46
           c. Other Interest Payments                                 671,239.02
           d. Total (A thru C)                                     11,873,083.31
        2. Repurchase Amount from Repurchased Receivables
           a. Principal before Cutoff Date                                  0.00
           b. Interest before Cutoff Date                                   0.00
           c. Principal Payments                                      132,223.37
           d. Recovery of Advance                                       2,156.57
           e. Other Interest Payments                                     835.72
           f. Total (A thru E)                                        135,215.66
        3. Reversal from Defaulted Contracts                                0.00
        4. Recovery of Defaulted Receivables                           65,861.01
        5. Recovery Amount Before Cutoff Date (Excluding
           Repurchased Receivables)
           a. Principal                                                     0.00
           b. Interest                                                      0.00
           c. Total (A thru B)                                              0.00
        6. Investment Earnings on Certificate Account                       0.00
        7. Net Adjustments                                                  1.13
        8. Advance by Servicer                                        149,083.54
        9. Overpayment from Obligors                                        0.00
       10. Total Credits                                           12,223,244.65
     B. Debits
        1. Overpayments from Obligors                                       0.00
        2. Recovery Amount Before Cutoff Date to Seller
           a. Principal                                                     0.00
           b. Interest                                                      0.00
           c. Total (Lines A thru B)                                        0.00
        3. Reversal from Defaulted Contracts                                0.00
        4. Reimbursement of Advance
           a. From Payments of Non-Defaulted Receivables              111,381.03
           b. From Recovery of Defaulted Receivables                        0.00
           c. Total (Lines A thru B)                                  111,381.03
        5. Net Investment Earnings on Certificate Account                   0.00
        6. Total Debits (Lines 1 thru 5)                              111,381.03
     C. Total Available Amount                                     12,111,863.62

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  June 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

II.  Reimbursement of Advance on Defaulted Receivables
     A. Recovery of Advance                                             3,897.01
     B. Unreimbursed Advance from Prior Period                              0.00
     C. Reimbursed Amount (Min: Lines A and B)                              0.00

III. Excess Collections for Collection Period
     A. Excess Spread Amount                                          225,171.01
     B. Net Recovery of Defaulted Receivables
        1.Recovery of Defaulted Receivables                            65,861.01
        2. Reimbursement of Advance                                         0.00
        3. Net Recovery of Defaulted Receivables (Lines 1 - 2)         65,861.01
     C. Excess Spread Amount to this Periods Defaulted
        Receivables
        1. Balance on Defaulted Receivables
           a. Principal                                                52,467.91
           b. Advanced Interest                                         2,691.58
           c. Unadvanced Interest                                          36.26
           d. Total (Lines A thru C)                                   55,195.75
        2. Amount Applied to Default Balance (Min: Lines A+B
           and C.1)                                                    55,195.75
     D. Principal Carryover Shortfall                                       0.00
     E. Adjustment to Excess Collection                                     0.00
     F. Excess Collections                                            235,836.27

 IV. Scheduled Monthly Disbursements
     A. Unreimbursed Advance on Defaulted Receivables                       0.00
     B. Principal and Interest to Certificateholders
        1. Monthly Prinicpal
           a. From Repurchsed Receivables                             132,223.37
           b. From Defaulted Receivables                               52,467.91
           c. Principal Payment                                    11,092,619.83
           d. Total (Lines A thru C)                               11,277,311.11
        2. Monthly Interest                                           509,644.27
        3. Unpaid Interest                                                  0.00
        4. Principal Carryover Shortfall                                    0.00
        5. Total                                                   11,786,955.38
     C. Servicing Fee to Servicer
        1. Monthly Servicing Fee                                       86,380.39
        2. Overdue Monthly Servicing Fee                                    0.00
        3. Total (Lines 1 thru 2)                                      86,380.39
     D. Total (Lines A thru C)                                     11,873,335.77

V.   Payment Deficiency Amount
     A. Scheduled Monthly Disbursements                            11,873,335.77
     B. Available Distribution Amount
        1. Available Amount in Certificate Account                 12,111,863.62
        2. Excess Collections in Certificate Account                  235,836.27
        3. Reimbursed Advance on Defaulted Receivables from
           Excess Spread                                                2,691.58
        4. Available Distribution Amount (Lines 1 - 2 - 3)         11,873,335.77
     C. Payment Deficiency Amount (Max: (Lines A - B) and 0.00)             0.00

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  June 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

VI.  Cash Collateral Account Withdrawal
     A. Available Cash Collateral Amount for the Collection
        Period                                                     11,219,723.79
     B. Payment Deficiency Amount                                           0.00
     C. Cash Collateral Account Withdrawal                                  0.00

VII. Disbursements from the Certificate Account with CCA
     Withdrawal
     A. Available Distribution Amount
        1. Available Distribution Amount from Certificate
           Account                                                 12,111,863.62
        2. Excess Collections                                         235,836.27
        3. Cash Collateral Account Withdrawal                               0.00
        4. Reimbursed Advance on Defaulted Receivables
           from Excess Spread                                           2,691.58
        5. Available Amount (Lines 1 - 2 + 3 - 4)                  11,873,335.77
     B. Disbursements of Advance on Defaulted Receivables                   0.00
     C. Disbursements to Certificateholders                        11,786,955.38
     D. Monthly Servicing Fee and Overdue Servicing Fee                86,380.39
     E. Excess Funds from Certificate Account
        1. Available Amount after Distribution (Lines A -
           B - C - D)                                                       0.00
        2. Excess Collections                                         235,836.27
        3. Excess Funds (Lines 1 + 2)                                 235,836.27

VIII. Average Certificate Principla Balance for the
      Collection Period
     A. Beginning Balance                                         103,656,462.44
     B. Ending Balance                                             92,379,151.33
     C. Average Balance (Lines (A + B)/2)                          98,017,806.88

IX.  Delinquency and Defaults Information

                                      Group 1

              Period         Number  Delinquency     Principal
                                     Amount          Balance

              30-59 days       543   351,252.06      1,997,860.98
              60-89 days       121   111,478.65      481,910.48
              90-119 days      37    43,347.22       131,377.61
              120+149 days     25    47,497.90       146,708.52
              150+179 days     8     15,187.62       33,362.69
              180+209 days     7     26,106.57       45,032.23
              210+239 days     5     11,147.37       22,635.81
              240+Days
              Delinquent       0     0.00            0.00
              Total            746   606,017.39      2,858,888.32

     B. Principal Amount of Loans in Defaulted Receivables             52,467.91
     C. Delinquency Percentage
        1. Outstanding Principal Balance for Deliquency
           (is greater than or equal to) 60 Days                      861,027.34
        2. Portfolio Principal Ending Balance for the
           Collection Period                                       92,379,151.33
        3. Delinquency Percentage                                     0.932058 %

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  June 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

X.   Portfolio Average Delinquency Rate
     A. Delinquency Rate for Second Prior Period                      0.956710 %
     B. Delinquency Rate for Prior Period                             0.853535 %
     C. Delinquency Rate for Current Period                           0.932058 %
     D. Average Deliquency Rate                                       0.914101 %

XI.  Portfolio Average Three Due Periods Charge Off Rate
     A. Charge Off Rate for Second Prior Period                       0.248463 %
     B. Charge Off Rate for Prior Period                              0.670121 %
     C. Charge Off Rate for Current Period
        1. Principal Recoveries of Defaulted Receivables               61,040.06
        2. Principal on Defaulted Receivables                          52,467.91
        3. Average Pool Balance for Collection Period              98,017,806.88
        4. Charge Off Rate (12 * (Lines (2 - 1)/3)                   -0.104946 %
     D. Average Charge Off Rate ((Lines A thru C)/3)                  0.271213 %

 XII. Required Cash Collateral Amount for Next Collection Period
     A. Cash Collateral Floor Amount
        1. Maximum Amount                                          11,219,723.79
        2. Possible Floor Amount
           a. Pool Principal Balance at the Beginning of
              Collection Period                                   103,656,462.44
           b. Cumulative Monthly Interest Through Final
              Distribution Date                                    14,779,683.94
           c. Cumulative Monthly Servicing Fee Through
              Final Distribution Date                               2,505,031.18
           d. Total (Lines A thru C)                             120,941,177.56
        3. Cash Collateral Floor Amount (Min: Lines 1 & 2)        11,219,723.79
     B. Possible Cash Collateral Amount
        1. Cash Collateral Percentage
           a. Average Three Period Delinquency Percentage             0.914101 %
           b. Delinquency Percentage Trigger                          1.250000 %
           c. Average Three Period Charge Off Rate                    0.271213 %
           d. Charge Off Rate Trigger                                 1.250000 %
           e. Maximum Cash Collateral Percentage Specified            7.000000 %
           f. Minimum Cash Collateral Percentage Specified            5.000000 %
           g. Cash Collateral Percentage Applied
              (If a(is greater than)b or c(is greater than)
              d, then e, else f)                                      5.000000 %
        2. Pool Principal Balance                                  92,379,151.33
        3. Possible Amount                                          4,618,957.57
     C. Required Cash Collateral Amount (Max: Lines A & B)         11,219,723.79

 XIII. Deposit to Cash Collateral Account
     A. Excess Funds from Certificate Account                         235,836.27
     B. Required Deposit to Cash Collateral Account
        1. Required Cash Collateral Amount for Next Period         11,219,723.79
        2. Available Cash Collateral Amount                        11,219,723.79
        3. Cash Collateral Account Withdrawal                               0.00
        4. Required Deposit Amount (Max: 0 & Lines 1-2+3)                  0.00
     C. Deposit Amount to Cash Collateral Account
        (Min: Lines A & B)                                                  0.00

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  June 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

 XIV. Memorandum Spread Account Unfunded Amount
     A. Memorandum Spread Account Cap
        1. Cash Collateral Floor Amount                            11,219,723.79
        2. Possible Cap
           a. Pool Principal Balance                               92,379,151.33
           b. Memorandum Spread Account Cap Percentage
        1. Average Three Period Charge Off Rate                       0.271213 %
        2. Minimum Charge Off Rate Trigger                            1.250000 %
        3. Average Three Period Delinquency Rate                      0.914101 %
        4. Minimum Delinquency Percentage                             1.250000 %
        5. Minimum Cap Percentage Specified                           1.000000 %
        6. Maximum Cap Percentage Specified                           2.000000 %
        7. Memorandum Spread Account Cap Percentage
           (If 1(is less than or equal to)2 and
           3(is less than or equal to)4 then 5 else 6)                1.000000 %
           c. Possible Amount (Lines A * B)                           923,791.51
        3. Memorandum Spread Account Cap
           (Max: Lines (1 + 2))                                    11,219,723.79
     B. Memorandum Spread Account Amount
        1. Available Cash Collateral Amount                        11,219,723.79
        2. Cash Collateral Account Deposit                                  0.00
        3. Cash Collateral Account Withdrawal                               0.00
        4. Principal Balance on Cash Collateral Loan                        0.00
        5. Memorandum Spread Account Amount
           (Max: 0 & Lines 1 + 2 - 3 - 4)                          11,219,723.79
     C. Memorandum Spread Account Unfunded Amount
        (Max: 0 & Lines A - B)                                              0.00

XV.  Available Cash Collateral Payment Funds
     A. Certificate Account Surplus
        1. Excess Funds from Certificate Account                      235,836.27
        2. Memorandum Spread Account Unfunded Amount                        0.00
        3. Certificate Account Surplus                                      0.00
     B. Cash Collateral Account Surplus
        1. Available Cash Collateral Amount                        11,219,723.79
        2. Cash Collateral Account Deposit                                  0.00
        3. Cash Collateral Account Withdrawal                               0.00
        4. Required Cash Collateral Amount for Next Period         11,219,723.79
        5. Cash Collateral Account Surplus
           (Max: 0 & Lines 1 + 2 - 3 - 4)                                   0.00
     C. Investment Earnings on Cash Collateral Account                 43,857.43
     D. Available Cash Collateral Payment Funds                        43,857.43

XVI. Scheduled Disbursement on Cash Collateral Loan
     A. Scheduled Interest
        1. Interest on Deposit Rate Portion                                 0.00
        2. Interest on Base Rate Portion                                    0.00
        3. Unpaid Interest                                                  0.00
        4. Total (Lines 1 thru 3)                                           0.00
     B. Fees and Expenses
        1. Fees and Expenses                                                0.00
        2. Overdue Fees and Expenses                                        0.00
        3. Total (Lines 1 thru 2)                                           0.00
     C. Total (Lines A + B)                                                 0.00

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  June 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

XVII. Excess From Memorandum Spread Account
     A. Memorandum Spread Account Cap                              11,219,723.79
     B. Adjusted Memorandum Spread Account Amount
        1. Memorandum Spread Account Amount                        11,219,723.79
        2. Investment Earnings on Cash Collateral Account              43,857.43
        3. Interest Due to Cash Collateral Loan                             0.00
        4. Fees and Expenses to Cash Collateral Loan                        0.00
        5. Adjusted Memorandum Spread Account Amount
           (Max: 0 & Lines 1 + 2 - 3 - 4)                          11,263,581.22
     C. Excess from Memorandum Spread Account                          43,857.43

XVIII. Disbursement of Available Cash Collateral Payment Funds
     A. Available Cash Collateral Payment Funds                        43,857.43
     B. Interest Payment to Cash Collateral Loan                            0.00
     C. Fees and Expenses on Cash Collateral Depositor                      0.00
     D. Principal Payment to Cash Collateral Loan
        1. Available Disbursement Amount
           a. Available Amount after Disbursement of
              Interest, Fees, & Expenses                               43,857.43
           b. From Excess of Memorandum Spread Account                 43,857.43
           c. Available Disbursement Amount                                 0.00
        2. Principal Balance on Cash Collateral Loan                        0.00
        3. Principal Payment                                                0.00
     E. Excess Amount to Seller                                        43,857.43

XIX. Available Cash Collateral Amount for Next
     Distrbution Date
     A. Available Cash Collateral Amount
        1. Available Cash Collateral Amount                        11,219,723.79
        2. Cash Collateral Account Deposit from
           Certificate Account                                              0.00
        3. Cash Collateral Account Withdrawal                               0.00
        4. Cash Collateral Account Surplus                                  0.00
        5. Available Cash Collateral Amount
           (Lines 1 + 2 - 3 - 4)                                   11,219,723.79
     B. Available Cash Collateral Percentage                         12.145299 %

XX.  Reimbursed Advance
     A. From Payment in Certificate Account                           111,381.03
     B. From Excess Spread                                              2,691.58
     C. From Certificate Account with Cash Collateral
        Withdrawal                                                          0.00
     D. Total (Lines A thru C)                                        114,072.61

XXI. Excess Amount to Seller
     A. From Available Cash Collateral Payment Funds                   43,857.43
     B. From Certificate Account
        1. Excess Funds                                               235,836.27
        2. Certificate Account Surplus                                      0.00
        3. Excess Amount                                              235,836.27
     C. Excess Amount to Seller (Lines A thru B)                      279,693.70

XXII. Weighted Average Coupon as of Current Period                    9.516978 %

XXIII. Weighted Average Maturity as of Current Period                12.42432568

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  June 15, 1999
                             MONTHLY BALANCE REPORT

I.   Defaulted Receivables Summary
     A. Beginning Balance
        1. Principal                                                7,819,622.61
        2. Interest                                                   300,572.21
        3. Total                                                    8,120,194.82
     B. Additions
        1. Principal                                                   52,467.91
        2. Interest                                                     2,727.84
        3. Total (Lines 1 thru 2)                                     55,195.75
     C. Net Recoveries
        1. Principal                                                   61,040.06
        2. Interest                                                     3,916.40
        3. Excess                                                         904.55
        4. Total (Lines 1 thru 3)                                      65,861.01
     D. Adjustments on Excess from Recoveries                             904.55
     E. Ending Balance
        1. Principal                                                7,811,050.46
        2. Interest                                                   299,383.65
        3. Total (Lines 1 + 2)                                      8,110,434.11

II.  Portfolio Delinquency Summary
     A. Beginning Balance                                           1,865,444.03
     B. Additions                                                   1,595,018.74
     C. Recoveries
        1. From Repurchased Receivables                                 5,456.53
        2. Delinquency Adjustments on Matured Contracts                   835.87
        3. Others                                                   1,407,747.93
        4. Total (Lines 1 thru 3)                                   1,414,040.33
     D. To Defaulted Receivables                                       19,462.12
     E. Ending Balance                                              2,026,960.32

III. Outstanding Advances Summary
     A. Beginning Balance                                           3,756,950.95
     B. Additions                                                     149,083.54
     C. Reimbursements
        1. For Defaulted Receivables
           a. From Receivables Excess Spread                            2,691.58
           b. From Cash Collateral Withdrawal                               0.00
           c. From Recoveries of Defaulted Receivables                      0.00
           d. Total (Lines A thru C)                                    2,691.58
        2. Others                                                     111,381.03
        3. Total (Lines 1 thru 2)                                     114,072.61
     D. Ending Balance (Lines A + B - C)                            3,791,961.88


 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  June 15, 1999
                             MONTHLY BALANCE REPORT


IV.  Unreimbursed Advances of Defaulted Receivables Summary
     A. Beginning Balance                                                   0.00
     B. Additions                                                       2,691.58
     C. Reimbursements
        1. From Recoveries of Defaulted Receivables                         0.00
        2. From Excess Reserve Account                                  2,691.58
        3. From Cash Collateral Withdrawal                                  0.00
        4. Total                                                        2,691.58
     D. Ending Balance (Lines A + B - C)                                    0.00

V.   Maturity Interest Deficiency Summary
     A. Beginning Balance                                           2,488,801.32
     B. Additions                                                      44,139.93
     C. Ending Balance                                              2,532,941.25

VI. Certificate Principal Balance
    A. Beginning Balance                                          103,656,462.44
    B. Monthly Prinicpal
       1. Defaulted Receivables                                        52,467.91
       2. Repurchased Receivables                                     132,223.37
       3. Principal Payment                                        11,092,619.83
       4. Total (Lines 1 thru 3)                                   11,277,311.11
    C. Ending Balance (Lines A - B)                                92,379,151.33

VII. Automobiles Receivables Balance Summary
     A. Beginning Balance                                         103,656,462.44
     B. Automobile Receivable Monthly Principal
        1. Defaulted Receivables                                       52,467.91
        2. Others                                                  11,224,843.20
        3. Total (Lines 1 thru 2)                                  11,277,311.11
     C. Ending Balance                                             92,379,151.33

VII. Automobiles Tally Summary
     A. Beginning Number of Receivables                                   28,624
     B. Additions                                                              0
     C. Deductions
        1. Repurchased Receivables                                            18
        2. Defaulted Receivables                                              20
        3. Matured Receivables                                             1,256
        4. Total (Lines 1 thru 3)                                          1,294
     D. Ending Number of Receivables                                      27,330

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  June 15, 1999
                             MONTHLY BALANCE REPORT

VIII. Cash Collateral Loan Summary
     A. Beginning Balance                                                   0.00
     B. Repayment of Loan                                                   0.00
     C. Ending Balance                                                      0.00

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION